Income Taxes - Schedule of Deferred Tax Assets (Liabilities) (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating losses		$ 180	$ 162
Deferred compensation		496	133
Basis difference in subsidiaries		69
Other		55	31
Total gross deferred tax assets		800	326
Valuation allowance		0	0
Total deferred tax assets, net	$ 850	800	326
Deferred tax liabilities		$ 0	$ 0